                                                                   Exhibit 10.2

                                Second Amendment

                                       TO

                                Credit Agreement

                                      Among

                         Mission Resources Corporation,
                                  as Borrower,

                              JPMorgan Chase Bank,
                            as Administrative Agent,

                                  BNP Paribas,
                              as Syndication Agent,

                            First Union National Bank
                                       and
                              Fleet National Bank,
                           as Co-Documentation Agents,

                                       and

                          The Lenders Signatory Hereto

                         Effective as of March 28, 2002

                      Second Amendment to Credit Agreement

     This Second Amendment to Credit Agreement (this "Second Amendment") executed effective as of the 28th of March, 2002 (the "Effective Date") is among Mission Resources Corporation, a corporation formed under the laws of the State of Delaware (the "Borrower"); each of the undersigned guarantors (the "Guarantors", and together with the Borrower, the "Obligors@); each of the lenders that is a signatory hereto (collectively, the "Lenders"); JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as administrative agent for the Lenders (in such capacity, together with its successors, the "Administrative Agent"), BNP Paribas, as syndication agent for the Lenders (in such capacity, together with its successors, the "Syndication Agent"); and First Union National Bank and Fleet National Bank, as co-documentation agents for the Lenders (in such capacity, together with each of their successors, the "Co-Documentation Agents").

                                    Recitals

     A. The Borrower, the Agents and the Lenders are parties to that certain Credit Agreement dated as of May 16, 2001, as amended by that certain First Amendment to Credit Agreement dated as of May 29, 2001 (such agreement, as amended, the "Credit Agreement"), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

     B. The Borrower has requested and the Agents and the Lenders have agreed to amend certain provisions of the Credit Agreement.

     C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.

     Section 2. Amendments to Credit Agreement.

     2.1 Amendments to Section 1.02.

     (a) The definition of "Agreement" is hereby amended to read as follows:

          "Agreement" shall mean this Credit Agreement, as amended by the First Amendment, as amended by the Second Amendment, and as further amended from time to time.

     (b) The following definitions of "Second Amendment" and "Senior Debt" are hereby added where alphabetically appropriate:

          "Second Amendment" shall mean that certain Second Amendment to Credit Agreement dated as of March 29, 2002 among the Borrower, the Guarantors, the Agents and the Lenders.

          "Senior Debt" shall mean Total Debt other than the Senior Subordinated Notes.

     2.2 Section 9.01. Section 9.01 is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

     "Section 9.01 Financial covenants.

     (a) Interest Coverage Ratio. The Borrower will not, as of the last day of any fiscal quarter set forth below, permit its ratio of EBITDAX for the period of four fiscal quarters then ending to Interest Expense for such period be less than the ratio set forth below:

Fiscal Quarter;                Interest Coverage Ratio

12/31/01 through 12/31/02           1.75 to 1.00

3/31/03 and thereafter              2.50 to 1.00.

     (b) Ratio of Total Debt to EBITDAX. The Borrower will not, at any time during any period set forth below, permit its ratio of Total Debt as of such time during such period to EBITDAX for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding the date of determination for which financial statements are available to be greater than the ratio set forth below:

Fiscal Quarter                 Total Debt to EBITDAX

12/31/01 through 12/31/02           5.5 to 1.0

3/31/03 and thereafter              3.5 to 1.0.

     (c) Ratio of Senior Debt to EBITDAX. The Borrower will not, at any time, permit its ratio of Senior Debt as of such time to EBITDAX for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding the date of determination for which financial statements are available to be greater than 2.0 to 1.0.

     (d) Current Ratio. The Borrower will not permit, as of the last day of any fiscal quarter, its ratio of (i) consolidated current assets (including the Unused Amount) to (ii) consolidated current liabilities (excluding non-cash obligations under FAS 133) to be less than 1.0 to 1.0.

     2.3 Section 9.13 (e) Section 9.13(e) is hereby amended by deleting the amount "$20,000,000" which appears therein and inserting in lieu thereof the amount "$10,000,000".

     2.4 Section 9.20. Section 9.20(c) is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

     "(c) Hedging Agreements in respect of interest rates with an Approved Counterparty, as follows: (i) Hedging Agreements effectively converting interest rates from fixed to floating, the notional amounts of which (when aggregated with all other Hedging Agreements of the Borrower and its Restricted Subsidiaries then in effect effectively converting interest rates from fixed to floating) do not exceed 50% of the then outstanding principal amount of the Borrower's Debt for borrowed money which bears interest at a fixed rate and (ii) Hedging Agreements effectively converting interest rates from floating to fixed, the notional amounts of which (when aggregated with all other Hedging Agreements of the Borrower and its Restricted Subsidiaries then in effect effectively converting interest rates from floating to fixed) do not exceed 75% of the then outstanding principal amount of the Borrower's Debt for borrowed money which bears interest at a floating rate; and"

     Section 3. Conditions Precedent. The effectiveness of this Second Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

     3.1 Loan Documents. The Agent shall have received multiple counterparts as requested of this Second Amendment from the Majority Lenders.

     3.2 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

     3.3 Amendment Fee. Payment by the Borrower of an amendment fee to the Administrative Agent for the account of each Lender (such fee to be in an amount equal to such Lender's Percentage Share of $250,000) which has (i) executed this Second Amendment and delivered its execution counterpart to the Administrative Agent prior to 5:00 p.m. Houston time, March 27, 2002, and '(ii) approved resetting the Borrowing Base to $100 million as proposed by the Administrative Agent to the Lenders on March 14, 2002.

     Section 4. Representations and Warranties. Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this Second Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Second Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

     Section 5. Miscellaneous.

     5.1 Confirmation. The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment.

     5.2 Ratification and Affirmation of Obligors. Each of the Obligors hereby expressly (i) acknowledges the terms of this Second Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guaranty Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

     5.3 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     5.4 No Oral Agreement. This written Second Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

     5.5 GOVERNING LAW. This Second Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of Texas.

                          [SIGNATURES BEGIN NEXT PAGE)

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed effective as of the date first written above.

BORROWER:                          MISSION RESOURCES CORPORATION


                                   By:
                                      ------------------------------------------
                                       Daniel P. Foley
                                       Senior Vice President B Corporate Finance


GUARANTORS:                        BLACK HAWK OIL COMPANY


                                   By:
                                      ------------------------------------------
                                       Daniel P. Foley
                                       Senior Vice President B Corporate Finance


                                   MISSION HOLDINGS LLC


                                   By:
                                      ------------------------------------------
                                       Victoria L. Garrett
                                       Manager


                                   MISSION E&P LIMITED PARTNERSHIP

                                        By Black Hawk Oil Company,
                                        its general partner


                                        By:
                                           -------------------------------------
                                            Daniel P. Foley
                                            Senior Vice President B Corporate
                                            Finance


                                   PAN AMERICAN ENERGY FINANCE CORP.


                                   By:
                                      ------------------------------------------
                                       Daniel P. Foley
                                       Senior Vice President B Corporate Finance

ADMINISTRATIVE AGENT:              JPMORGAN CHASE BANK,
                                   as Administrative Agent


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


SYNDICATION AGENT:                 BNP PARIBAS,
                                   as Syndication Agent


                                   By:
                                      ------------------------------------------
                                   Name:


                                   By:
                                      ------------------------------------------
                                   Name:


DOCUMENTATION AGENT:               FIRST UNION NATIONAL BANK,
                                   as Documentation Agent


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


DOCUMENTATION AGENT:               FLEET NATIONAL BANK,
                                   as Documentation Agent


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


LENDERS:                           JPMORGAN CHASE BANK


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   BNP PARIBAS


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   FIRST UNION NATIONAL BANK


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   FLEET NATIONAL BANK


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   U.S. BANK NATIONAL ASSOCIATION


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   UNION BANK OF CALIFORNIA, N.A.


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   WELLS FARGO BANK TEXAS, N.A.


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   CIBC INC.


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   HIBERNIA NATIONAL BANK


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   SOUTHWEST BANK OF TEXAS, N.A.


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title: